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                                                                    Exhibit 24.2

                             SECRETARY'S CERTIFICATE



         The undersigned, Jean F. Rankin, does hereby certify that she is the Secretary of Agere Systems Inc., a Delaware corporation (the "Company"), and in her capacity as Secretary of the Company, does hereby certify, on behalf of the Company, that:

         1. Attached hereto as Exhibit A is a true and complete copy of the resolution authorizing the officers of the Company to execute a power of attorney for purposes of the execution and filing of, among other things, a registration statement and amendments thereto under the Securities Act of 1933 for the registration of (a) convertible senior, convertible senior subordinated and/or convertible subordinated notes (collectively, the "Convertible Securities") and (b) Class A common stock and/or Class B common stock issuable upon conversion of, mandatory or optional redemption of and payment of principal or interest on the Convertible Securities, duly adopted by the board of directors of the Company on May 21, 2002; such resolutions have not been amended, rescinded, annulled, revoked or modified since their adoption and remain in full force and effect as of the date hereof.

                  WITNESS my hand this 21st day of May 2002.



                                             /s/ Jean F. Rankin
                                             ----------------------------
                                             Name:    Jean F. Rankin
                                             Title:   Secretary


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                                                                       Exhibit A



         RESOLVED FURTHER, that for purposes of a Registration Statement with respect to (a) either the initial sale of the Convertible Securities or the resale of the Convertible Securities by the Initial Purchasers or their assigns and (b) the Common Stock issuable upon conversion of, mandatory or optional redemption of and payment of principal or interest on the Convertible Securities, the officers of the Corporation be, and each of them acting alone hereby is, authorized and empowered in the name and on behalf of the Corporation to execute powers of attorney, in such form as they shall deem appropriate, constituting and appointing the Chief Executive Officer, the Chief Financial Officer and the Treasurer, with full power to each of them to act alone, as the true and lawful attorneys and agents of the Corporation's officers and of the Corporation, with full power of substitution, to execute and file with the Securities and Exchange Commission, in the name and on behalf of the Corporation and its officers or any of them, any and all amendments (including post-effective amendments) to the Registration Statement, with all exhibits thereto, and other documents in connection therewith;